Earnings Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share

NOTE 15 — EARNINGS PER SHARE

The reconciliation of the numerator and denominator of basic EPS with that of diluted EPS is presented below:

Earnings Per Share (dollars in millions, except per share amount; shares in thousands)

	Years Ended December 31,
	2013	2012	2011
Earnings / (Loss)

Net income (loss) from continuing operations	$ 644.4	$ (535.8)	$ 83.9
Net Income (loss) from discontinued operation	31.3	(56.5)	(69.1)
Net income (loss)	$ 675.7	$ (592.3)	$ 14.8

Weighted Average Common Shares Outstanding
Basic shares outstanding	200,503	200,887	200,678
Stock-based awards(1)	1,192	-	137
Diluted shares outstanding	201,695	200,887	200,815

Basic Earnings Per common share data
Income (loss) from continuing operations	$ 3.21	$ (2.67)	$ 0.42
Income (loss) from discontinued operation	0.16	(0.28)	(0.35)
	$ 3.37	$ (2.95)	$ 0.07
Diluted Earnings Per common share data
Income (loss) from continuing operations	$ 3.19	(2.67)	0.42
Income (loss) from discontinued operation	0.16	(0.28)	(0.35)
	$ 3.35	$ (2.95)	$ 0.07

(1) Represents the incremental shares from in-the-money non-qualified restricted stock awards, performance shares, and stock options. Weighted average options and restricted shares that were out-of-the money were excluded from diluted earnings per share and totaled 0.9 million, 1.5 million, and 0.9 million, for the December 31, 2013, 2012 and 2011 periods, respectively. Additionally, in 2013 there were approximately 0.2 million performance shares that were out of the money and also excluded from diluted earnings per share.